Exhibit 10.4
EXECUTION COPY
AMENDMENT NO. 2
Dated as of February 15, 2019
To the banks, financial institutions
and other lenders
(collectively, the “Lenders”) parties
to the Term Loan Agreement referred to
below and to Wells Fargo Bank, National Association, as agent
(the “Administrative Agent”) for the Lenders
Ladies and Gentlemen:
We refer to the Term Loan Agreement, dated as of June 5, 2018 (as amended to date, the “Loan Agreement”) among Whirlpool Corporation, a Delaware corporation, Whirlpool EMEA Finance S.à r.l., a société à responsabilité limitée organized under the laws of the Grand Duchy of Luxembourg, having its registered office at 560A, rue de Neudorf, L-2220 Luxembourg, Grand Duchy of Luxembourg, registered with the Luxembourg Trade and Companies Register under number B223.569, the Lenders from time to time party thereto, Wells Fargo Bank, National Association, as Administrative Agent and the other agents party thereto. Capitalized terms not otherwise defined in this Letter Amendment have the same meanings as specified in the Term Loan Agreement.
It is hereby agreed by you and us as follows:
Section 2.08(b)(ii) of the Term Loan Agreement is, effective as of the date of the Amendment Effective Date (as defined below), hereby amended by deleting the phrase “on the first Business Day following receipt thereof” and substituting therefor the phrase “on the third Business Day following receipt thereof.”
This Letter Amendment shall become effective when the Administrative Agent shall have received counterparts of this Letter Amendment executed by each Borrower and the Required Lenders (the “Amendment Effective Date”).
Whirlpool hereby represents and warrants, as of the Amendment Effective Date, that (i) there exists no Default or Unmatured Default; and (ii) the representations and warranties contained in Article 6 of the Term Loan Agreement are true and correct in all material respects (other than any representation or warranty qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) (except for the representations and warranties set forth in Sections 6.06 and 6.12 solely as such representations and warranties relate to any Subsidiary acquired in connection with a Material Acquisition (including any Subsidiary of the target of such Material Acquisition) consummated within 30 days prior to the Amendment Effective Date).
On and after the effectiveness of this Letter Amendment, each reference in the Term Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Term Loan Agreement, and each reference in each of the other Loan Documents to “the Term Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the Term Loan Agreement, shall mean and be a reference to the Term Loan Agreement, as amended by this Letter Amendment. This Letter amendment shall be deemed to constitute a “Loan Document”.
The Term Loan Agreement and each of the other Loan Documents, as specifically amended by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Term Loan Agreement, nor constitute a waiver of any provision of the Term Loan Agreement.
If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning a counterpart of this Letter Amendment to Susan L. Hobart, Shearman & Sterling LLP, email: shobart@shearman.com.
This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.
This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,
WHIRLPOOL CORPORATION
By    /s/ Jennifer L. Powers
    Name: Jennifer L. Powers
Title: Assistant Treasurer
WHIRLPOOL EMEA FINANCE S.À R.L.
By    /s/ Matthew Nochowitz
    Name: Matthew Nochowitz
Title: Authorized Signatory

Agreed as of the date first above written:
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and as Lender
By    /s/ Kara Treiber
    Name: Kara Treiber
Title: Director

BANK OF AMERICA, N.A.,
as Lender
By    /s/ J. Casey Cosgrove
    Name: J. Casey Cosgrove
Title: Director

HSBC BANK PLC, U.K.,
as Lender
By    /s/Davind Seesurn
    Name: Davind Seesurn
Title: Associate Director

ING BANK N.V., DUBLIN BRANCH,
as Lender
By    /s/ Sean Hassett
    Name: Sean Hassett
Title: Director

By    /s/ Ciaran Dunne
    Name: Ciaran Dunne
Title: Director

MUFG BANK, LTD.,
as a Lender
By    /s/ Henry Schwarz
    Name: Henry Schwarz
Title: Director